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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (date of earliest event reported): May 18, 2007
                                                           --------------------

                                  BENIHANA INC.
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             (Exact name of registrant as specified in its charter)


             Delaware                   0-26396            65-0538630
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   (State or other jurisdiction       (Commission       (I.R.S. Employer
       of incorporation)              File Number)      Identification No.)


                8685 Northwest 53rd Terrace, Miami, Florida    33166
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               (Address of principal executive offices)      (Zip Code)

       Registrant's telephone number, including area code: (305) 593-0770
                                                           --------------------

                                      None
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           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))



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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On May 18, 2007, the Board of Directors of Benihana Inc. (the "Company") approved and the Company entered into an Amendment (the "Amendment") to the Amended and Restated Rights Agreement (the "Agreement"), dated as of January 31, 2007, between the Company and American Stock Transfer & Trust Company, as rights agent. The Amendment amended the Agreement to clarify that an Exempt Person (as defined under the Agreement) will not cease to be an Exempt Person if such person acquires additional shares of Common Stock pursuant to one or more actions or transactions approved by the Company's Board of Directors. This description of the Amendment is qualified in its entirety by reference to the Amendment filed herewith as Exhibit 99.1.

ITEM 3.03     MATERIAL MODIFICATION OF RIGHTS OF SECURITY HOLDERS

         See Item 1.01 above, which is incorporated herein by reference.

ITEM 8.01     OTHER EVENTS
         On May 18, 2007, the Company's Board of Directors unanimously declared a three-for-two stock split to be effected by means of a dividend of one-half of one share of Common Stock for each outstanding share of Common Stock and each outstanding share of Class A Common Stock. The stock dividend will be payable on June 15, 2007 to holders of record of the Common Stock and Class A Common Stock at the close of business on June 1, 2007. Stock certificates representing the additional shares of stock will be distributed via regular mail. In lieu of distributing a fractional share of Common Stock, the Company will pay to stockholders holding an odd number of shares of Common Stock or an odd number of shares of Class A Common Stock an amount in cash equal to one-third of the closing price of the Common Stock on the Nasdaq National Market System on June 1, 2007.

         The number and class of shares available upon exercise of any options granted by the Company under its various stock options plans will be equitably adjusted to reflect the stock dividend in accordance with the terms of such plans, taking into effect any differential in the closing price of the Common Stock and the Class A Common Stock on June 1, 2007. Applicable terms of all other instruments and agreements to purchase Common Stock or Class A Common Stock will be appropriately adjusted to reflect the stock dividend.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits

         Exhibit 99.1. Amendment, dated as of May 18, 2007, to Amended and Restated Rights Agreement, dated as of January 31, 2007, by and between Benihana Inc. and American Stock Transfer & Trust Company.

         Exhibit 99.2. Press Release of Benihana Inc. dated May 21, 2007 regarding stock dividend and amendment to Rights Agreement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            BENIHANA INC.


Dated:  May 21, 2007                        By:  /s/ Joel A. Schwartz
                                                 -------------------------------
                                                 Joel A. Schwartz
                                                 Chief Executive Officer


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                                  EXHIBIT INDEX

EXHIBIT         DESCRIPTION
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Exhibit 99.1.   Amendment, dated as of May 18, 2007, to Amended and Restated
                Rights Agreement, dated as of January 31, 2007, by and between Benihana Inc. and American Stock Transfer & Trust Company

Exhibit 99.2. Press Release of Benihana Inc. dated May 21, 2007 regarding stock dividend and amendment to Rights Agreement.